Exhibit 24.1

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May, 2001.

/s/ Patrick V. Auletta Name: Patrick V. Auletta

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ James S. Bingay Name: James S. Bingay

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 30th day of May 2001.

/s/ Kevin M. Blakely Name: Kevin M. Blakely

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ Linda A. Grandstaff Name: Linda A. Grandstaff

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ Robert B. Heisler, Jr. Name: Robert B. Heisler, Jr.

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ Robert G. Jones Name: Robert G. Jones

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ Jack L. Kopnisky Name: Jack L. Kopnisky

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ John H. Mancuso Name: John H. Mancuso

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ Henry L. Meyer III Name: Henry L. Meyer III

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ David J. Schutter Name: David J. Schutter

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ K. Brent Somers Name: K. Brent Somers

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank’s student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May 2001.

/s/ Michael W. Dvorak Name: Michael W. Dvorak